STOCK PLEDGE AGREEMENT
(Stock In _______________)

THIS STOCK PLEDGE AGREEMENT (“PLEDGE AGREEMENT”) is made to be effective as of this      day of August, 2005, by MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“PLEDGOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to an Amended And Restated Loan And Security Agreement (as amended from time to time, the “LOAN AGREEMENT”) dated to be effective as of September      , 2005, by and among the PLEDGOR, the AGENT, BANK OF AMERICA, N.A., as Syndication Agent, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

The LENDERS have agreed to provide credit facilities (collectively, “LOANS”) to the PLEDGOR in accordance with the terms of the LOAN AGREEMENT. The terms of the LOAN AGREEMENT require that the PLEDGOR secure the LOANS inter alia with the pledge of the PLEDGOR’S stock ownership in      . The PLEDGOR has executed and delivered this PLEDGE AGREEMENT in order to satisfy such requirements.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the PLEDGOR agrees as follows:

Section 1. Definitions. As used in this PLEDGE AGREEMENT, the following terms have the following meanings. Terms defined in this Section 1 or elsewhere in this PLEDGE AGREEMENT are in all capital letters throughout this PLEDGE AGREEMENT. The singular use of any defined term includes the plural and the plural use includes the singular.

Section 1.1. Account, Chattel Paper, Deposit Account, Document, General Intangibles, Instrument, Investment Property, Letter-Of-Credit Right, And Payment Intangible. The terms “ACCOUNT,” “CHATTEL PAPER,” “DEPOSIT ACCOUNT,” “DOCUMENT,” “GENERAL INTANGIBLES,” “INSTRUMENT,” “INVESTMENT PROPERTY,” “LETTER-OF-CREDIT RIGHT,” and “PAYMENT INTANGIBLE” shall have the same respective meanings as are given to those terms in the Uniform Commercial Code-Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended from time to time.

Section 1.2. Collateral. The term “COLLATERAL” collectively means:(a) the PLEDGED STOCK and the proceeds, profits, and products of the PLEDGED STOCK; (b) all dividends (cash and stock) and distributions of any kind made from time to time with respect to the PLEDGED STOCK or which arise as a result of the ownership of the PLEDGED STOCK; (c) all certificates representing the PLEDGED STOCK and certificates representing any subsequent stock dividends or other distributions of stock paid or made in connection with the PLEDGED STOCK; (d) all distributions of cash or stock made in connection with or arising from any increase or reduction of capital, reclassification, merger, consolidation, stock split or other transactions involving the CORPORATION or the PLEDGED STOCK; (e) all options, warrants or rights of the PLEDGOR with respect to the CORPORATION and/or the PLEDGED STOCK, whether as an addition to or in substitution or in exchange for the PLEDGED STOCK; (f) all ACCOUNTS, CHATTEL PAPER, DEPOSIT ACCOUNTS, DOCUMENTS, GENERAL INTANGIBLES, INSTRUMENTS, INVESTMENT PROPERTY, LETTER-OF-CREDIT RIGHTS, and PAYMENT INTANGIBLES of the PLEDGOR which arise out of or relate in any respect to the PLEDGED STOCK or the ownership by the PLEDGOR of the PLEDGED STOCK; (g) the products and proceeds of all of the foregoing; and (h) all RECORDS relating or pertaining to any of the foregoing.

Section 1.3. Corporation. The term “CORPORATION” means      , a      .

Section 1.4. Event Of Default. The term “EVENT OF DEFAULT” has the meaning provided to such term in the LOAN AGREEMENT.

Section 1.5. Governmental Authority. The term “GOVERNMENTAL AUTHORITY” means any nation or government, any state or other political subdivision thereof and any municipality, court or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

Section 1.6. Laws. The term “LAWS” means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any GOVERNMENTAL AUTHORITY.

Section 1.7. Obligations. The term “OBLIGATIONS” shall have the same meaning as given to that term in the LOAN AGREEMENT.

Section 1.8. Person. The term “PERSON” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, business trust, unincorporated organization, joint venture, court, or GOVERNMENTAL AUTHORITY.

Section 1.9. Pledged Stock. The term “PLEDGED STOCK” means all shares of stock of the CORPORATION owned by the PLEDGOR and all additional shares of stock in the CORPORATION acquired by the PLEDGOR from time to time in any manner, together with all rights, options, and issuances therefrom, including but not limited to      shares of the      stock of the CORPORATION, as evidenced by Certificate Nos.      .

Section 1.10. Records. The term “RECORDS” means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

Section 2. Pledge; Grant Of Security Interests And Liens. In order to secure the payment and performance of the OBLIGATIONS when and as due, the PLEDGOR hereby assigns, grants and pledges to the SECURED PARTIES a continuing first priority security interest, pledge and lien in and to all of the COLLATERAL, whether now owned or hereafter acquired by the PLEDGOR, together with all substitutions, replacements, renewals, products and proceeds thereof. Future advances are secured. The PLEDGOR agrees to execute and deliver to the SECURED PARTIES such UCC-1 and other public filings as the SECURED PARTIES request to evidence in the public records the pledge and granting of security interests and liens from the PLEDGOR to the SECURED PARTIES provided for in this PLEDGE AGREEMENT.

Section 3. Delivery Of Certificates. The PLEDGOR shall deliver to the ADMINISTRATIVE AGENT any certificates representing the PLEDGED STOCK, together with stock powers duly executed by the PLEDGOR in accordance with the SECURED PARTIES’ instructions.

Section 4. Future Receipt Of Collateral. Except as expressly authorized to the contrary by the terms of this PLEDGE AGREEMENT or as otherwise agreed to by the SECURED PARTIES, the PLEDGOR shall accept as the agent and in trust for the SECURED PARTIES all COLLATERAL received by the PLEDGOR after the date of this PLEDGE AGREEMENT, and shall promptly deliver all of such COLLATERAL to the SECURED PARTIES.

Section 5. Voting Rights; Rights Incidental To Collateral. Unless an EVENT OF DEFAULT has occurred and is continuing and the SECURED PARTIES shall have provided the written election described below, the PLEDGOR shall retain all voting rights with respect to the PLEDGED STOCK, not inconsistent with the terms of this PLEDGE AGREEMENT, and, for that purpose, the SECURED PARTIES shall execute and deliver to the PLEDGOR any necessary proxies. Immediately upon the occurrence and during the continuance of an EVENT OF DEFAULT and without regard as to whether the PLEDGED STOCK has been registered in the names of the SECURED PARTIES or the nominee of the SECURED PARTIES, the SECURED PARTIES shall have the right (but not the obligation) to make a written election to exercise all voting rights as to the PLEDGED STOCK, together with all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if the SECURED PARTIES were the absolute owner thereof, including, without limitation, the right to exchange any or all of the PLEDGED STOCK upon the merger, consolidation, reorganization, recapitalization or other readjustment of the CORPORATION, or upon the exercise by the CORPORATION of any right, privilege, or option pertaining to the PLEDGED STOCK, and, in connection therewith, to deliver any of the PLEDGED STOCK to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the SECURED PARTIES may determine to be appropriate, all without liability except to account for property actually received by the SECURED PARTIES or the nominee of the SECURED PARTIES. The SECURED PARTIES shall have no duty to exercise any of the aforesaid rights, privileges or options. The SECURED PARTIES shall not be deemed or construed to have exercised any voting rights with respect to the PLEDGED STOCK unless and until the SECURED PARTIES have made the above-described written election to exercise such voting rights.

Section 6. Cash Dividends And Cash Distributions. All cash dividends and cash distributions made upon the PLEDGED STOCK shall be paid to the PLEDGOR until the occurrence of an EVENT OF DEFAULT except to the extent otherwise prohibited by the terms and conditions of the LOAN AGREEMENT or any other agreements between the PLEDGOR and/or the CORPORATION and the SECURED PARTIES. During the continuance of any EVENT OF DEFAULT, all cash dividends and cash distributions shall be paid to the SECURED PARTIES, and if any such dividends or distributions are paid to the PLEDGOR, the PLEDGOR shall accept the same as the SECURED PARTIES’ agent, in trust for the SECURED PARTIES, and shall deliver such dividends or distributions forthwith to the SECURED PARTIES in exactly the form received with, as applicable, the PLEDGOR’S endorsement thereon. During the continuance of any EVENT OF DEFAULT, all cash dividends, cash distributions, and other distributions paid with respect to the PLEDGED STOCK shall be applied to the repayment of the OBLIGATIONS, in such order of application as the SECURED PARTIES determine, regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable.

Section 7. Warranties And Representations. The PLEDGOR represents and warrants to the SECURED PARTIES that:

Section 7.1. Authority. The PLEDGOR has, and has duly exercised, all requisite power and authority to enter into this PLEDGE AGREEMENT, to pledge the PLEDGED STOCK for the purposes described herein and to carry out the transactions contemplated by this PLEDGE AGREEMENT.

Section 7.2. Ownership. The PLEDGOR is the sole registered, legal and beneficial owner of one hundred percent (100%) of the issued and outstanding common stock of the CORPORATION, calculated on a fully diluted basis.

Section 7.3. Status Of Pledged Stock. All of the shares of the PLEDGED STOCK currently outstanding have been duly and validly issued, are fully paid and nonassessable, and are owned by the PLEDGOR free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for the security interests and pledges granted herein and in the LOAN AGREEMENT.

Section 7.4. No Violation Of Restrictions. The execution and delivery of this PLEDGE AGREEMENT by the PLEDGOR and the consent by the CORPORATION thereto, and the performance of this PLEDGE AGREEMENT in accordance with its stated terms, will not violate or constitute a default under the terms of any organizational documents of the CORPORATION, or any agreement, restrictive shareholder’s agreement, indenture or other instrument, license, judgment, decree, order, or LAWS applicable to or binding upon the PLEDGOR, the CORPORATION, the PLEDGED STOCK, or any of the property of the PLEDGOR or the CORPORATION.

Section 7.5. Approvals. No approvals, consents, orders, authorizations, or licenses are required from any PERSON or GOVERNMENTAL AUTHORITY for the execution and delivery by the PLEDGOR of this AGREEMENT and the consummation of the transactions described herein.

Section 7.6. Restrictions. There are no restrictions upon the voting rights or upon the transfer of any of the PLEDGED STOCK other than as physically appear upon the face of the certificates evidencing the PLEDGED STOCK.

Section 7.7. Valid And Binding Obligation. This PLEDGE AGREEMENT is the valid and binding obligation of the PLEDGOR, fully enforceable in accordance with all stated terms.

Section 7.8. Valid Pledge And Lien. The pledge of the COLLATERAL pursuant to this PLEDGE AGREEMENT creates a valid and perfected first priority lien in the COLLATERAL securing the payment and performance of the OBLIGATIONS.

Section 7.9. No Margin Stock. The PLEDGED STOCK is not “Margin Stock,” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. 221).

Section 8. No Duties Other Than Custodial Duties. The SECURED PARTIES shall have no duty with respect to any of the COLLATERAL other than the duty to use reasonable care in maintaining the safe physical custody of the certificates evidencing the PLEDGED STOCK.

Section 9. SECURED PARTIES Have No Obligation To Monitor Collateral. The SECURED PARTIES shall have no duty or responsibility for collecting or receiving any amounts payable on or with respect to the PLEDGED STOCK or any of the other COLLATERAL or for ascertaining, monitoring, or enforcing any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to the PLEDGED STOCK or any of the other COLLATERAL or for informing the PLEDGOR with respect to any of such matters. The SECURED PARTIES shall have no liability to the PLEDGOR for any decline in the value of the PLEDGED STOCK which may occur while the COLLATERAL is subject to the terms of this PLEDGE AGREEMENT. The PLEDGOR represents to the SECURED PARTIES that the PLEDGOR has made its own arrangements for keeping informed of changes or potential changes affecting the COLLATERAL, including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights.

Section 10. Reporting Of Income. All income, dividends, earnings and profits with respect to the COLLATERAL shall be reported for federal and state income tax purposes as attributable to the PLEDGOR and not to the SECURED PARTIES. The CORPORATION and any other PERSON authorized to report income distributions or earnings are authorized to issue any required reports and forms indicating the PLEDGOR as the sole recipient of such distributions or earnings.

Section 11. No Obligation To Preserve Rights. The SECURED PARTIES shall be under no obligation to take any steps to preserve rights or privileges in or to the COLLATERAL against any PERSON.

Section 12. Covenants Of Pledgor. The PLEDGOR agrees that, until all of the OBLIGATIONS have been paid, performed and satisfied in full, the PLEDGOR, in addition to the covenants of the PLEDGOR set forth in the LOAN AGREEMENT, will comply with each of the following covenants:

Section 12.1. No Transfers. The PLEDGOR will not sell, convey, or otherwise dispose of any of the COLLATERAL or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the COLLATERAL or the proceeds thereof, except as may be expressly consented to by the SECURED PARTIES in writing.

Section 12.2. Warrant Title. The PLEDGOR will, at the PLEDGOR’S sole expense, warrant and defend the right, title, special property and security interests and pledges of the SECURED PARTIES in and to the COLLATERAL against the claims of any PERSON, firm, the CORPORATION, or other entity.

Section 12.3. No Additional Shares. The PLEDGOR will not consent to or approve the issuance of any additional shares of any class of capital stock in the CORPORATION or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

Section 12.4. Delivery Of Notices Concerning Collateral. The PLEDGOR agrees to promptly forward to the SECURED PARTIES, copies of any written notices or other communications received by the PLEDGOR which relate or pertain to the COLLATERAL.

Section 12.5. Further Assurances. The PLEDGOR shall execute and deliver from time to time such writings, and documents which, in the reasonable opinion of the SECURED PARTIES or the SECURED PARTIES’ counsel, may be necessary to perfect, confirm, establish, reestablish, continue, or complete the security interests, pledges and liens of the SECURED PARTIES in the COLLATERAL, it being the intention of the PLEDGOR to provide hereby a full and absolute warranty of further assurance to the SECURED PARTIES.

Section 12.6. Cooperation With Enforcement Activities. The PLEDGOR, upon the occurrence of an EVENT OF DEFAULT and the written request therefor by the SECURED PARTIES, will promptly execute and deliver to the SECURED PARTIES such documents, letters, or written representations as may reasonably be requested by the SECURED PARTIES or any broker, from time to time in order to accomplish the sale of all or any part of the COLLATERAL, including but not limited to, all forms and documents required under any applicable LAWS.

Section 13. Waivers. No course of dealing between the PLEDGOR and the SECURED PARTIES, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the SECURED PARTIES hereunder or under any other agreement between the PLEDGOR and the SECURED PARTIES, or under any agreement between the SECURED PARTIES and the CORPORATION, shall operate as a waiver of any term or condition of this PLEDGE AGREEMENT; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 14. Sale Of Collateral.

Section 14.1. Terms Of Sale. In addition to all other rights and remedies available to the SECURED PARTIES pursuant to any other agreements with the PLEDGOR or as otherwise provided by applicable LAWS, the SECURED PARTIES, may upon the occurrence of an EVENT OF DEFAULT sell or otherwise dispose of and deliver all or any portion of the COLLATERAL, in one or more parcels, at public or private sale or sales, at any exchange, broker’s board or at any location selected by the SECURED PARTIES, at such prices and on such terms as the SECURED PARTIES may deem best for cash or on credit, or for future delivery without assumption of any credit risk. Any such sale shall be in compliance with all applicable LAWS. Any purchaser of the COLLATERAL, including the SECURED PARTIES, shall purchase the COLLATERAL in whole or in part free of any right or equity of redemption in the PLEDGOR, which right or equity is hereby expressly waived and released by the PLEDGOR, to the extent permitted by applicable LAWS. The PLEDGOR acknowledges that the terms of sale for the COLLATERAL may include: (a) a requirement that the COLLATERAL be sold to only one individual purchaser for such purchaser’s own account and not as a representative of any purchaser; (b) a requirement that any purchaser of all or any part of the COLLATERAL represent in writing that such purchaser is purchasing the shares constituting the COLLATERAL for investment purposes only and without any intention to make a distribution thereof; (c) a requirement that the certificates for any PLEDGED STOCK bear a legend to the effect that the stock may not be resold without compliance with applicable federal and state securities laws; and (d) a requirement that any purchaser of the COLLATERAL make such representations and warranties to the SECURED PARTIES as deemed necessary by the SECURED PARTIES.

Section 14.2. Delays In Sale; Private Sales. The PLEDGOR acknowledges that it will be commercially reasonable for the SECURED PARTIES to:(a) defer disposing of all or any portion of the COLLATERAL after an EVENT OF DEFAULT has occurred for as long as the CORPORATION or the SECURED PARTIES may require to comply with any requirements of applicable LAWS, notwithstanding the fact that the value of the COLLATERAL may decline during the time that disposition is deferred; and (b) sell all or any part of the COLLATERAL at private sale, subject to investment letter or in any other manner which will not require the COLLATERAL, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable LAW. The PLEDGOR acknowledges that the SECURED PARTIES may, in the SECURED PARTIES’ sole and absolute discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the COLLATERAL or any portions thereof than would otherwise be obtainable if the COLLATERAL were registered and sold in the open market. The PLEDGOR acknowledges that a private sale of the COLLATERAL would be a commercially reasonable sale.

Section 14.3. Application Of Proceeds Of Disposition. The proceeds from any sale or from any other disposition of the COLLATERAL shall be applied as follows:

a. First, to the costs and expenses incurred in connection with the sale or disposition of the COLLATERAL, including but not limited to all costs incurred in the care or safekeeping of the COLLATERAL, reasonable attorneys’ fees, broker’s commissions, appraiser’s fees and other expenses incurred by the SECURED PARTIES;

b. Second, to the satisfaction of the OBLIGATIONS regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable;

c. Third, to the payment of any other amounts or to such other application as required by applicable LAWS or as required by the decree, directive or injunction issued by a GOVERNMENTAL AUTHORITY; and

d. Fourth, to the PLEDGOR to the extent of any surplus proceeds.

Section 14.4. Notice; Procedures Of Sale. The SECURED PARTIES need not give more than ten (10) business days notice of the time and place of any public sale or of the time after which a private sale of any or all of the COLLATERAL may take place, which notice the PLEDGOR hereby agrees to be commercially reasonable. The SECURED PARTIES shall be entitled to purchase any or all of the COLLATERAL in any sale in the name or names of the SECURED PARTIES, or in the name of any designee or nominee of the SECURED PARTIES. In connection with any sale or transfer of any or all of the COLLATERAL, the nominee of the SECURED PARTIES shall have the right to execute any document or form, in the name of the SECURED PARTIES or in the name of the PLEDGOR, which may be necessary or desirable in order to implement such sale, including without limitation any forms required pursuant to Rule 144 promulgated by the Securities And Exchange Commission. The PLEDGOR hereby agrees to cooperate fully with the SECURED PARTIES in order to permit the SECURED PARTIES to sell, at foreclosure or other private sale, any or all of the COLLATERAL in compliance with all applicable LAWS.

Section 15. Remedies And Rights Cumulative. The rights and remedies provided in this PLEDGE AGREEMENT and in the LOAN AGREEMENT or otherwise provided by any other agreement between the PLEDGOR and the SECURED PARTIES shall be cumulative, and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies.

Section 16. Invalidity Of Any Part. If any provision or part of any provision of this PLEDGE AGREEMENT shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this PLEDGE AGREEMENT, and this PLEDGE AGREEMENT shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

Section 17. Amendment Or Waiver. This PLEDGE AGREEMENT may be amended only by a writing duly executed by the PLEDGOR and by the ADMINISTRATIVE AGENT with the consent of those other SECURED PARTIES as may be required under the LOAN AGREEMENT. No waiver by the SECURED PARTIES of any of the provisions of this PLEDGE AGREEMENT or of any of the rights or remedies of the SECURED PARTIES with respect hereto shall be considered effective or enforceable unless in writing.

Section 18. Fees And Expenses; Indemnification. The PLEDGOR shall pay all fees, expenses, costs and charges, including reasonable attorney’s fees, which may be incurred by the SECURED PARTIES in connection with enforcing any term or provision of this PLEDGE AGREEMENT. The PLEDGOR shall indemnify and hold the SECURED PARTIES harmless from and against, and reimburse the SECURED PARTIES with respect to, any and all loss, damage, liability, cost or expense (including reasonable attorneys’ fees) incurred by the SECURED PARTIES from time to time which in any manner relate or pertain to this PLEDGE AGREEMENT and the actions and transactions contemplated herein. The foregoing indemnification obligation shall include, but is not limited to, indemnification of the SECURED PARTIES with respect to all claims brought against the SECURED PARTIES based upon allegations that any prospectus, memorandum or other disclosure document furnished to the purchaser of any of the COLLATERAL contains any untrue or allegedly untrue statement of a material fact which statement is derived from statements or representations made by the PLEDGOR.

Section 19. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the PLEDGOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the PLEDGOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

MANUFACTURERS AND TRADERS TRUST COMPANY,

As Administrative Agent

25 S. Charles Street, 12th Floor

Baltimore, Maryland 21201

Attn: Hugh E. Giorgio, Vice President

Facsimile: (410) 244-4447

If to the PLEDGOR:

MARTEK BIOSCIENCES CORPORATION

6480 Dobbin Road

Columbia, Maryland 21045

Attn.: George P. Barker, Esquire

Fax No.: (410) 740-2985

With A Courtesy Copy To:

HOGAN & HARTSON, L.L.P.

111 South Calvert Street, Suite 1600

Baltimore, Maryland 21202

Attn.: Kevin G. Gralley, Esquire

Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the PLEDGOR in the manner provided herein.

Section 20. Binding Effect. This PLEDGE AGREEMENT shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties hereto.

Section 21. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this PLEDGE AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this PLEDGE AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this PLEDGE AGREEMENT or which occurred or were to occur as a direct or indirect result of this PLEDGE AGREEMENT having been executed.

Section 22. Consent To Jurisdiction; Agreement As To Venue. The PLEDGOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists, of the United States District Court For The District Of Maryland. The PLEDGOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

Section 23. Photocopies Sufficient. The PLEDGOR agrees that the SECURED PARTIES may record photographic or carbon copies of this PLEDGE AGREEMENT or any financing statement executed by the PLEDGOR in connection with this transaction, and that such copies shall be as fully effective and valid as original documents.

Section 24. Number, Gender And Captions. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this PLEDGE AGREEMENT.

Section 25. Final Agreement. This PLEDGE AGREEMENT contains the final and entire understanding of the parties relating to the pledge and assignment of the PLEDGED STOCK and any terms and conditions not set forth in this PLEDGE AGREEMENT relating to the pledge and assignment of the PLEDGED STOCK are not a part of this PLEDGE AGREEMENT and the understandings of the parties.

Section 26. Actions Against Secured Parties. Any action brought by the PLEDGOR against the SECURED PARTIES which is based, directly or indirectly, upon this PLEDGE AGREEMENT or any matter related to this PLEDGE AGREEMENT or any action taken by the SECURED PARTIES in enforcing or construing this PLEDGE AGREEMENT shall be brought only in the courts of the State of Maryland. The PLEDGOR agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the PLEDGOR against the SECURED PARTIES in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

Section 27. Waiver Of Trial By Jury. The PLEDGOR and the SECURED PARTIES, by their execution and acceptance, respectively, of this PLEDGE AGREEMENT, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this PLEDGE AGREEMENT or which in any way relates, directly or indirectly, to this PLEDGE AGREEMENT or any event, transaction, or occurrence arising out of or in any way connected with this PLEDGE AGREEMENT, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

IN WITNESS WHEREOF, the parties have duly executed this PLEDGE AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:	THE PLEDGOR:

MARTEK BIOSCIENCES CORPORATION,

A Delaware Corporation

	By:		(SEAL)

Name:

Title:

ACKNOWLEDGMENT AND AGREEMENT OF CORPORATION

MARTEK      , a Delaware corporation (“CORPORATION”) acknowledges this      day of      , 200     , the receipt of an executed copy of the Stock Pledge Agreement (“PLEDGE AGREEMENT”) annexed hereto from MARTEK BIOSCIENCES CORPORATION (“PLEDGOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to an Amended And Restated Loan And Security Agreement (as amended from time to time, the “LOAN AGREEMENT”) dated to be effective as of September      , 2006, by and among the PLEDGOR, the ADMINISTRATIVE AGENT, and the LENDERS (hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES”). The CORPORATION agrees to evidence such receipt and acknowledgment, and the pledges and security interests granted to the SECURED PARTIES therein, upon the stock registry and books and records of the CORPORATION. The CORPORATION consents to each of the pledges, grants of security interests, liens and covenants and agreements of the PLEDGOR set forth in the PLEDGE AGREEMENT. The CORPORATION agrees that the CORPORATION will not make any payments or take any actions which would cause the PLEDGOR to be in violation of the terms of the PLEDGE AGREEMENT, or which would otherwise not be in compliance with the PLEDGE AGREEMENT. The CORPORATION agrees to pay to the SECURED PARTIES upon the written request of the SECURED PARTIES all cash dividends and other distributions which in the absence of the SECURED PARTIES’ request would otherwise be payable to the PLEDGOR.

WITNESS/ATTEST:	MARTEK ____________________,
A Delaware Corporation
	By:	(SEAL)

Name: _____________________________
Title: _____________________________
	Date:	August ___, 2005